Exhibit 10.5

EXECUTION COPY

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”) dated March 24, 2004, by and among ADVANCEPCS, a Delaware corporation (the “Company”), ADVANCEPCS HEALTH SYSTEMS, L.L.C., a Delaware limited liability company, ADVANCEPCS SPECIALTYRX, L.L.C., a Delaware limited liability company, DRESING-LIERMAN, INC., an Ohio corporation, and THERACOM, INC., an Ohio corporation, CONSUMER HEALTH INTERACTIVE, INC., a Delaware corporation, ADVANCEPCS PUERTO RICO, INC., a corporation formed under the laws of the British Virgin Islands, AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation, ACCORDANT HEALTH SERVICES, INC., a Delaware corporation and ACCORDANT INTEGRATED SERVICES, INC., a North Carolina corporation, each of which is a subsidiary of the Company (each, a “Guaranteeing Subsidiary” and, together, the “Guarantors”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., successor trustee to U.S. Trust Company of Texas, N.A., under the indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Company, the Trustee and certain Guarantors are parties to an indenture, dated as of March 13, 2001, as supplemented by First Supplemental Indenture, effective August 30, 2001, the Second Supplemental Indenture, effective December 10, 2001, and the Third Supplemental Indenture, effective November 11, 2002 (collectively, the “Indenture”), providing for the issuance of an aggregate principal amount of up to $300,000,000 of 8½% Senior Notes due 2008 (the “Notes”);

WHEREAS, an aggregate principal amount of $187,825,000 of Notes are now outstanding under the Indenture;

WHEREAS, Section 9.02 of the Indenture provides that the Company, the Guarantors and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in principal amount of Notes then outstanding voting as a single class;

WHEREAS, the Company desires to amend certain provisions of the Indenture and the Notes, as set forth in Article 1 hereof;

WHEREAS, pursuant to an Offer to Purchase and Consent Solicitation Statement dated February 18, 2004 of Cougar Merger Corporation (“Cougar”), a Delaware corporation which has been merged with and into the Company, Cougar solicited tenders of the Notes (the “Tender Offer”) and solicited and obtained from the holders of a majority in principal amount of Notes outstanding consents to the amendments as set forth in Article 1 hereof (the “Solicitation”);

WHEREAS, pursuant to Section 9.02 of the Indenture, the Trustee is authorized to execute and deliver this Fourth Supplemental Indenture; and

WHEREAS, all things necessary to make this Fourth Supplemental Indenture a valid agreement, in accordance with the terms of the Indenture, have been done.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree as follows:

ARTICLE 1

AMENDMENTS TO INDENTURE, NOTES AND ADDITIONAL PROVISIONS

SECTION 1.01. Amendments to Articles 1, 3, 4, 5, 6 and 8. The Indenture and the Notes are hereby supplemented and amended by deleting in their entirety, as the case may be, the following:

(a) Sections 3.09, 4.03, 4.07 through and including 4.12, 4.14, 4.16, 4.17, 5.01(iv), 6.01(v) and 6.01(vi) of the Indenture;

(b) all defined terms and definitions used in the sections set forth above in clause (a), except if they are used in other sections, in which event they shall not be so deleted;

(c) all references to the sections set forth above in clause (a), including without limitation all references, direct or indirect, thereto in Article 6, “Events of Default” and Section 8.03, “Covenant Defeasance”; and

(d) the provisions of the Notes corresponding to the sections set forth above in clauses (a) through and including (c).

SECTION 1.02. Effectiveness. This Fourth Supplemental Indenture shall become effective and operative immediately, without any further action required by the parties hereto, with the effect that the Indenture shall be, for all purposes, supplemented and amended by this Fourth Supplemental Indenture upon consummation of the Tender Offer and the Solicitation and the Company’s acceptance for purchase and payment of Notes tendered pursuant to the Tender Offer and of Consents delivered pursuant to the Solicitation (the “Consummation”), notwithstanding the earlier dated execution and delivery of this Fourth Supplemental Indenture; provided that, if such Consummation does not occur, this Fourth Supplemental Indenture shall be void and of no effect.

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ARTICLE 2

SECTION 2.01. Instruments To Be Read Together; Confirmation. This Fourth Supplemental Indenture is an indenture supplemental to the Indenture, and the Indenture and this Fourth Supplemental Indenture shall be read together. The Indenture as amended and supplemented by this Fourth Supplemental Indenture is in all respects confirmed and preserved.

SECTION 2.02. Definitions. Capitalized terms used in this Fourth Supplemental Indenture and not otherwise defined herein shall have the respective meanings set forth in the Indenture. Any defined terms present in the Indenture, but no longer used as a result of the amendments made by this Fourth Supplemental Indenture shall be eliminated.

SECTION 2.03. NEW YORK LAW TO GOVERN. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 2.04. Counterparts. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 2.05. Effectiveness of the Headings. The Section headings are for convenience only and shall not affect the construction hereof.

SECTION 2.06. The Trustee. The Trustee shall not be responsible in any manner whatsoever for, or in respect of, the validity or sufficiency of this Fourth Supplemental Indenture or for, or in respect of, the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the date first written above.

ADVANCEPCS

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

ADVANCEPCS HEALTH SYSTEMS, L.L.C.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

ADVANCEPCS SPECIALTYRX, L.L.C.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

DRESING-LIERMAN, INC.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

THERACOM, INC.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

[SIGNATURE PAGE TO FOURTH SUPPLEMENTAL INDENTURE]

CONSUMER HEALTH INTERACTIVE, INC.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

ADVANCEPCS PUERTO RICO, INC.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

AFC RECEIVABLES HOLDING CORPORATION

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

ACCORDANT HEALTH SERVICES, INC.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

ACCORDANT INTEGRATED SERVICES, INC.

By:	/s/ Peter J. Clemens IV

	Name:	Peter J. Clemens IV
	Title:	Treasurer

[SIGNATURE PAGE TO FOURTH SUPPLEMENTAL INDENTURE]

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ /s/ Patrick Giordano

	Name:	Patrick Giordano
	Title:	Vice President

[SIGNATURE PAGE TO FOURTH SUPPLEMENTAL INDENTURE]